CERTIFICATION

I, Laura S. Adams, certify that:

1. I have reviewed this report on Form N-Q of Small Cap Value Fund, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedule of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4. I am responsible for establishing and maintaining disclosure controls and procedures(as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting(as defined in Rule 30a-(d) under the Investment Company act of 1940) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period which this report is being prepared;


b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and resented in this report my conclusion about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report, based on such evaluation; and

d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most resent fiscal quarter that has materially affected, or is reasonably likely to material affect, the registrant's internal control over financial reporting; and

5. I have disclosed to the registrant's auditors or persons performingthe equivalent functions:

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b) Any fraud, whether or not material, that involves management orother employees who have a significant role in the registrant's internal control of financial reporting.




Date: 4/21/15                         By:  /s/ Laura S. Adams
                                                --------------
                                                Laura S. Adams
                                                President/Treasurer